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                                                                    EXHIBIT 10.1

                      AMENDMENT TO AIRCRAFT SALES AGREEMENT

     THIS AMENDMENT TO AIRCRAFT SALES AGREEMENT (this "Agreement") dated as of November 27, 2000 between AMERICAN AIRLINES, INC., a Delaware corporation ("American") and FEDERAL EXPRESS CORPORATION, a Delaware corporation ("Federal").

                                    RECITALS

     1. American and Federal entered into that certain Aircraft Sales Agreement dated as of April 7, 1995 (as amended, the "Sales Agreement") pursuant to which American agreed to sell and Federal agreed to purchase, among other things, twelve (12) Firm Aircraft for the Purchase Prices and on the Scheduled Delivery Dates described in the Sales Agreement. Federal also granted to American Put Options to sell to Federal up to seven (7) Put Option Aircraft.

     2. American and Federal have agreed to reschedule the scheduled date of delivery set forth in Exhibit Q to the Sales Agreement of one Spare Engine from October, 2000 to November, 2000.

     3. American will modify one (1) auxiliary power unit with manufacturer's serial number P209M (the "APU") to replace its first-stage low-pressure turban
(LPT) disk with a new MD-11 first stage LPT disk. Modifications to be completed in accordance with American's shop procedures.

     4. American and Federal desire to document the terms and conditions of their agreements as provided below.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, American and Federal agree as follows:

A.  AMENDMENTS TO THE SALES AGREEMENT

          1. Section 3 of Exhibit Q to the Sales Agreement is amended by deleting the date "October, 2000" under the heading "Spare Engine Purchase Date" and replacing it with the date "November, 2000".

          2. The agreement to reschedule the Spare Engine purchase date pursuant to this Agreement is not considered a delay by either Federal or American under the Sales Agreement and neither party is entitled to any compensation or reduction in the Spares Purchase Price applicable to such rescheduled Spare Engine for rescheduling the Spare engine purchase date.

          3. Federal has delivered the APU to American at the American maintenance base at Tulsa International Airport, Tulsa, Oklahoma ("TUL"). American will within twenty (20) working days from the date of this Amendment, at no charge to Federal,

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     modify the APU by replacing the first-stage LPT disk in the APU with a new
     MD-11 first-stage LPT disk and deliver the modified APU to Federal Express at TUL.

          4. The parties agree that the terms and conditions of the Sales Agreement apply to the modifications contemplated by Section 3 above (including, without limitation, Sections 5.02 and 10.01 of the Sales Agreement).

B.  MISCELLANEOUS

          1. Except as expressly set forth herein, all terms and provisions contained in the Sales Agreement shall remain unmodified and in full force and effect.

          2. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to the laws of conflicts of the State of New York.

          3. The parties agree to treat this Agreement and the information contained herein as confidential information in accordance with Section
     15.01 of the Sales Agreement.

          4. Capitalized but undefined terms used in this Agreement have the meanings assigned to such terms in the Sales Agreement.

          5. This Agreement may be executed in several counterparts, all of which shall be deemed an original, and all such counterparts shall constitute one and the same instrument.

                            [Signature Page Follows]


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         IN WITNESS WHEREOF, American and Federal have caused this Agreement to be duly executed and delivered as of the date and year first above written.

                  AMERICAN AIRLINES, INC.

                  /s/  JAMES A. BEER
                  -----------------------------------
                  James A. Beer
                  Vice President-Corporate
                  Development and Treasurer


                  FEDERAL EXPRESS CORPORATION

                  /s/  JAMES R. PARKER
                  -----------------------------------
                  James R. Parker
                  Vice President